UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 16, 2016, Digital Realty Trust, Inc., which we refer to as “we,” “us,” or “our,” entered into (a) forward sale agreements with each of Bank of America, N.A., Citibank, N.A. and JPMorgan Chase Bank, N.A., London Branch (collectively, the “forward purchasers”), and (b) together with Digital Realty Trust, L.P., which we refer to as the “operating partnership,” an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “underwriters”), and the forward purchasers, relating to the forward issuance and sale of 12,500,000 shares of our common stock at a public offering price of $96.00 per share (the “offering”).

On May 20, 2016, the forward purchasers or their affiliates borrowed and sold an aggregate of 12,500,000 shares of our common stock to the underwriters in connection with the closing of the offering. We intend (subject to our right to elect cash or net share settlement subject to certain conditions) to deliver, upon physical settlement of the forward sale agreements on one or more dates specified by us occurring no later than May 19, 2017, an aggregate of 12,500,000 shares of our common stock to the forward purchasers in exchange for cash proceeds per share equal to the applicable forward sale price, which will be the public offering price, less underwriting discounts and commissions, and will be subject to certain adjustments as provided in the forward sale agreements.

The forward purchasers have granted the underwriters an option, exercisable for 30 days from May 16, 2016, to purchase up to 1,875,000 additional shares of our common stock. Upon any exercise of such option, the number of shares of our common stock underlying each forward sale agreement will be increased by the number of shares sold by the applicable forward purchaser or its affiliate in respect of such option exercise. In such event, if any forward purchaser or its affiliate does not deliver and sell all of the shares of our common stock to be sold by it in connection with the exercise of such option, we will issue and sell to the underwriters a number of shares of our common stock equal to the number of shares that such forward purchaser or its affiliate does not deliver and sell, and the number of shares underlying the relevant forward sale agreement will not be increased in respect of the number of shares that we issue and sell.

The shares were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to our effective shelf registration statement on Form S-3 (File Nos. 333-203535 and 333-203535-01). Copies of the underwriting agreement and each forward sale agreement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues regarding our common stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 16, 2016, by and among Digital Realty Trust, Inc., Digital Realty Trust, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and Bank of America, N.A., Citibank, N.A. and JPMorgan Chase Bank, N.A., London Branch, each in its capacity as a forward seller.

1.2	Confirmation of Registered Forward Transaction, dated May 16, 2016, by and between Digital Realty Trust, Inc. and Bank of America, N.A.

1.3	Confirmation of Registered Forward Transaction, dated May 16, 2016, by and between Digital Realty Trust, Inc. and Citibank, N.A.

1.4	Confirmation of Registered Forward Transaction, dated May 16, 2016, by and between Digital Realty Trust, Inc. and JPMorgan Chase Bank, N.A., London Branch.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel
and Secretary

Digital Realty Trust, L.P.

By: Digital Realty Trust, Inc., its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel
and Secretary

Date: May 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 16, 2016, by and among Digital Realty Trust, Inc., Digital Realty Trust, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and Bank of America, N.A., Citibank, N.A. and JPMorgan Chase Bank, N.A., London Branch, each in its capacity as a forward seller.

1.2	Confirmation of Registered Forward Transaction, dated May 16, 2016, by and between Digital Realty Trust, Inc. and Bank of America, N.A.

1.3	Confirmation of Registered Forward Transaction, dated May 16, 2016, by and between Digital Realty Trust, Inc. and Citibank, N.A.

1.4	Confirmation of Registered Forward Transaction, dated May 16, 2016, by and between Digital Realty Trust, Inc. and JPMorgan Chase Bank, N.A., London Branch.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

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